FIRST SUPPLEMENTAL INDENTURE

                                   between

                         NORFOLK SOUTHERN CORPORATION

                                     and

                FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION

                           Dated as of May 19, 1997


               FIRST SUPPLEMENTAL INDENTURE, dated as of May 19, 1997 (the "First Supplemental Indenture"), between Norfolk Southern Corporation, a Virginia corporation (the "Corporation"), and First Trust of New York, National Association, as successor trustee (the "Trustee"), under the Indenture, dated as of January 15, 1991 between the Corporation and the Trustee (the "Base Indenture").

               WHEREAS, the Corporation executed and delivered the Base Indenture to the Trustee to provide for the future issuance of the Corporation's unsecured debt securities to be issued from time to time in one or more series as might be determined by the Corporation under the Base Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered as provided in the Base Indenture;

               WHEREAS, pursuant to the terms of the Base Indenture, the Corporation desires to provide for the establishment of eight new series of its Securities to be known as its 6.70% Notes due 2000 (the "2000 Notes"), the 6.875% Notes due 2001 (the "2001
     Notes"), the 6.95% Notes due 2002 (the "2002 Notes"), the 7.35% Notes due 2007 (the "2007 Notes"), the 7.70% Notes due 2017 (the "2017 Notes"), the 7.80% Notes due 2027 (the "2027 Notes"), the 7.05% Notes due 2037 (the "2037 Notes") and the 7.90% Notes due 2097 (the "2097 Notes" and, together with the 2000 Notes, the 2001 Notes, the 2002 Notes, the 2007 Notes, the 2017 Notes, the 2027 Notes and the 2037 Notes, the "Notes"), the form and substance of each such series of Notes and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this First Supplemental Indenture;

               WHEREAS, (a) the Corporation has requested that the Trustee execute and deliver this First Supplemental Indenture pursuant to Sections 301 and 801 of the Base Indenture, (b) all requirements necessary to make this First Supplemental Indenture a valid instrument in accordance with its terms, and to make the Notes, when executed by the Corporation and authenticated and delivered by the Trustee, the valid obligations of the Corporation, have been performed, and (c) the execution and delivery of this First Supplemental Indenture has been duly authorized in all respects:

               NOW THEREFORE, in consideration of the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture, the form and substance of the Notes and the terms, provisions and conditions thereof, the Corporation covenants and agrees with the Trustee as follows:


                                 ARTICLE I
                                DEFINITIONS

     SECTION 101    Definition of Terms.

               Unless the context otherwise requires:

               (a) a term defined in the Base Indenture has the same meaning when used in this First Supplemental Indenture;

               (b) a term defined anywhere in this First Supplemental Indenture has the same meaning throughout this First Supplemental Indenture;

               (c)  the singular includes the plural and vice versa;

               (d) a reference to a Section or Article is to a Section or Article of this First Supplemental Indenture;

               (e) headings are for convenience of reference only and do not affect interpretation;

               (f) the following terms have the meanings given to them in this Section 101(f):

               "Capital Lease Obligation" means any obligation arising out of any lease of property which are required to be classified and accounted for by the lessee as a capitalized lease on a balance sheet of such lessee under generally accepted accounting principles.

               "Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker as having a maturity most comparable to the remaining term of the 2017 Notes, the 2027 Notes, the 2037 Notes or the 2097 Notes, as the case may be, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2017 Notes, the 2027 Notes, the 2037 Notes or the 2097 Notes, as the case may be.

               "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for US Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, the average of the Reference Treasury Dealer Quotations for such redemption date. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York, New York time, on the third business day preceding such redemption date.

               "Consolidated Net Tangible Assets" means, at any date, the total assets appearing on the most recent consolidated balance sheet of the Corporation and Restricted Subsidiaries as at the end of the fiscal quarter of the Corporation ending not more than 135 days prior to such date, prepared in accordance with generally accepted accounting principles, less (i) all current liabilities (due within one year) as shown on such balance sheet, (ii) applicable reserves, (iii) investments in and advances to Securitization Subsidiaries and Subsidiaries of Securitization Subsidiaries that are consolidated on the consolidated balance sheet of the Corporation and its Subsidiaries, and (iv) Intangible Assets and liabilities relating thereto.

               "Depositary", with respect to the Notes, means The
     Depository Trust Company or any successor thereto.

               "Funded Debt" means (i) any indebtedness of a Restricted Subsidiary maturing more than 12 months after the time of computation thereof, (ii) guarantees by a Restricted Subsidiary of Funded Debt or of dividends of others (except guarantees in connection with the sale or discount of accounts receivable, trade acceptances and other paper arising in the ordinary course of business), (iii) all preferred stock of such Restricted Subsidiary, and (iv) all Capital Lease Obligations of a Restricted Subsidiary.

               "Global Note" shall have the meaning set forth in
     Section 203.

               "Indebtedness" means, at any date, without duplication,
     (i) all obligations for borrowed money of a Restricted Subsidiary or any other indebtedness of a Restricted Subsidiary, evidenced by bonds, debentures, notes or other similar instruments, and
     (ii) Funded Debt, except such obligations and other indebtedness of a Restricted Subsidiary and Funded Debt, if any, incurred as a part of a Securitization Transaction.

               "Independent Investment Banker" means J.P. Morgan Securities Inc. or Merrill Lynch, Pierce, Fenner & Smith Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing in the United States appointed by the Trustee after consultation with the Corporation.

               "Intangible Assets" means at any date, the value (net of any applicable reserves) as shown on or reflected in the most recent consolidated balance sheet of the Corporation and the Restricted Subsidiaries as at the end of the fiscal quarter of the Corporation ending not more than 135 days prior to such date, prepared in accordance with generally accepted accounting principles, of : (i) all trade names, trademarks, licenses, patents, copyrights, service marks, goodwill and other like intangibles; (ii) organizational and development costs; (iii) deferred charges (other than prepaid items, such as insurance, taxes, interest, commissions, rents, deferred interest waiver, compensation and similar items and tangible assets being amortized); and (iv) unamortized debt discount and expense, less unamortized premium.

               "Liens" means such pledges, mortgages, security interests and other liens, including purchase money liens, on property of the Corporation or any Restricted Subsidiary which secure Funded Debt.

               "Obligation" shall mean any indebtedness for money borrowed or indebtedness evidenced by a bond, note, debenture or other evidence of indebtedness.

               "Principal Subsidiary" shall mean Norfolk Southern
     Railway Company and North American Van Lines, Inc.

               "Purchase Money Lien" shall mean any mortgage, pledge, lien, encumbrance, charge or security interest of any kind upon any indebtedness of any Principal Subsidiary acquired after the date any Notes are first issued if such Purchase Money Lien is for the purpose of financing, and does not exceed, the cost to the Corporation or any Subsidiary of acquiring the indebtedness of such Principal Subsidiary and such financing is effected concurrently with, or within 180 days after, the date of such acquisition.

               "Receivables" mean any right of payment from or on behalf of any obligor, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising, either directly or indirectly, from the financing by the Corporation or any Subsidiary of the Corporation of property or services, monies due thereunder, security interests in the property and services financed thereby and any and all other related rights.

               "Reference Treasury Dealer" means each of J.P. Morgan Securities Inc. and Merrill Lynch Government Securities Inc. and their respective successors; provided, however, that if one of the foregoing ceases to be a primary U.S. Government securities dealer in New York, New York (a "Primary Treasury Dealer") or otherwise fails to provide a Reference Treasury Dealer Quotation, the Corporation will substitute therefor another Primary Treasury Dealer.

               "Restricted Subsidiary" means each Subsidiary of the Corporation other than Securitization Subsidiaries and Subsidiaries of Securitization Subsidiaries.

               "Securitization Subsidiary" means a Subsidiary of the Corporation (i) which is formed for the purpose of effecting one or more Securitization Transactions and engaging in other activities reasonably related thereto and (ii) as to which no portion of the Indebtedness or any other obligations of which (a) is guaranteed by any Restricted Subsidiary, or (b) subjects any property or assets of any Restricted Subsidiary, directly or indirectly, contingently or otherwise, to any lien, other than pursuant to representations, warranties and covenants (including those related to servicing) entered into in the ordinary course of business in connection with a Securitization Transaction and intercompany notes and other forms of capital or credit support relating to the transfer or sale of Receivables or asset-backed securities to such Securitization Subsidiary and customarily necessary or desirable in connection with such transactions.

               "Securitization Transaction" means any transaction or series of transactions that have been or may be entered into by the Corporation or any of its Subsidiaries in connection with or reasonably related to a transaction or series of transactions in which the Corporation or any of its Subsidiaries may sell, convey or otherwise transfer to (i) a Securitization Subsidiary or (ii) any other Person, or may grant a security interest in, any Receivables or asset-backed securities or interest therein (whether such Receivables or securities are then existing or arising in the future) of the Corporation or any of its Subsidiaries, and any assets related thereto, including, without limitation, all security interests in the property or services financed thereby, the proceeds of such Receivables or asset-backed securities and any other assets which are sold in respect of which security interests are granted in connection with securitization transactions involving such assets.

               "Subsidiary" shall mean an entity a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Corporation or one or more subsidiaries, but does not include Conrail Inc.

               "Tax Event" means that the Corporation shall have received the written opinion of a nationally recognized independent tax counsel to the effect that, on or after the date of the issuance of the 2097 Notes, as a result of (a) any amendment to, clarification of, or change in any law, or any regulation thereunder, of the United States, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, including any notice or announcement of intent to adopt or promulgate any ruling, regulatory procedure or regulation (an "Administrative or Judicial Action"), or (c) any amendment to, clarification of, or change in the official position with respect to or any interpretation of such Administrative or Judicial Action that differs from the theretofore generally accepted position, in each case, on or after, the date of the issuance of the 2097 Notes, such change in tax laws or regulations creates a more than insubstantial risk that interest paid by the Corporation on the 2097 Notes is not, or will not be, deductible, in whole or in part, by the Company for United States federal income tax purposes.

               "Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

               "Underwriting Agreement" shall mean the Underwriting Agreement, dated May 14, 1997, of the Corporation, together with the Pricing Agreement, dated May 14, 1997, among the Corporation and J.P. Morgan & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith, PaineWebber Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation for themselves and as Representatives of the several Underwriters named therein.


                                 ARTICLE II
                 GENERAL TERMS AND CONDITIONS OF THE NOTES

     SECTION 201    Designation and Principal Amount.

               There is hereby authorized eight series of Securities designated the 6.70% Notes due 2000, the 6.875% Notes due 2001, the 6.95% Notes due 2002, the 7.35% Notes due 2007, the 7.70% Notes due 2017, the 7.80% Notes due 2027, the 7.05% Notes due 2037 and the 7.90% Notes due 2097, limited in aggregate principal amount to $4,300,000,000, in an amount or amounts and registered in the names of such Persons as shall be set forth in any written order of the Corporation for the authentication and delivery of Notes pursuant to Section 303 of the Base Indenture.

     SECTION 202    Place of Payment; Security Register for Notes.

          The Corporation selects New York, New York as the Place of Payment for the Notes and hereby appoints the Trustee as Security Registrar for the Notes.

     SECTION 203    Global Note.

               (a) Each series of Notes shall be issued in the form of one or more global Notes in an aggregate principal amount equal to the aggregate principal amount of all outstanding Notes of such series (each, a "Global Note"), to be registered in the name of the Depositary, or its nominee, and delivered by the Trustee to or upon the order of the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Corporation. The Corporation upon any such presentation shall execute one or more Global Notes in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with the Base Indenture and this First Supplemental Indenture. Payments on Notes issued as one or more Global Notes will be made to the Depositary.

               (b) A Global Note may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a successor Depositary selected or approved by the Corporation or to a nominee of such successor Depositary.

     SECTION 204    Interest.

               (a) Each 2000 Note will bear interest at the 2000 Note Interest Rate (as defined below); each 2001 Note will bear interest at the 2001 Note Interest Rate (as defined below); each 2002 Note will bear interest at the 2002 Note Interest Rate (as defined below); each 2007 Note will bear interest at the 2007
     Note Interest Rate (as defined below); each 2017 Note will bear interest at the 2017 Note Interest Rate (as defined below); each 2027 Note will bear interest at the 2027 Note Interest Rate (as defined below); each 2037 Note will bear interest of the 2037
     Note Interest Rate (as defined below) and each 2097 Note will bear interest at the 2097 Note Interest Rate (as defined below), in each case from May 19, 1997 until the principal thereof becomes due and payable. Interest on the 2000 Notes, the 2001 Notes, the 2002 Notes and the 2037 Notes will be payable semi-annually in arrears on May 1 and November 1 of each year, commencing May 19, 1997, to the Person in whose name any such Note or any predecessor Note is registered, at the close of business on the regular record date for such interest installment, which, in the case of a Global Note, shall be the close of business on the April 15 and October 15 next preceding such Interest Payment Date. Interest on the 2007 Notes, the 2017 Notes, the 2027 Notes and the 2097 Notes will be payable semi-annually in arrears on May 15 and November 15 of each year, commencing May 19, 1997, to the Person in whose name any such Note or any predecessor Note is registered, at the close of business on the regular record date for such interest installment, which, in the case of a Global Note, shall be the close of business on the May 1 and November 1 next preceding such Interest Payment Date. Notwithstanding the foregoing sentence, if the Notes are no longer in book-entry only form, the regular record dates for the 2000 Notes, the 2001 Notes, the 2002 Notes and the 2037 Notes shall be the April 15 and October 15 prior to the applicable Interest Payment Date and the Regular Record dates for the 2007 Notes, the 2017 Notes, the 2027 Notes and the 2097 Notes will be the May 1 and November 1 prior to the applicable Interest Payment Date.

               (b) The interest rate in respect of the 2000 Notes will be 6.70% per annum (the "2000 Note Interest Rate"). The interest rate in respect of the 2001 Notes will be 6.875% per annum (the "2001 Note Interest Rate"). The interest rate in respect of the 2002 Notes will be 6.95% per annum (the "2002 Note Interest Rate"). The interest rate in respect of the 2007 Notes will be 7.35% per annum (the "2007 Note Interest Rate"). The interest rate in respect of the 2017 Notes will be 7.70% per annum (the "2017 Note Interest Rate"). The interest rate in respect of the 2027 Notes will be 7.80% per annum (the "2027 Note Interest Rate"). The interest rate in respect of the 2037 Notes will be 7.05% per annum (the "2037 Note Interest Rate"). The interest rate in respect of the 2097 Notes will be 7.90% per annum (the "2097 Note Interest Rate").

               (c) In the event that any date on which interest is payable on the Notes is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day, with the same force and effect as if made on such date, and no interest shall accrue on the amount so payable from the period from and after such Interest Payment Date or Maturity Date, as the case may be (each date on which interest is actually payable, an "Interest Payment Date").


                                ARTICLE III
                                 COVENANTS

     SECTION 301 Limitation on Liens on Stock or Indebtedness of Principal Subsidiaries.

               (a) For so long as any Notes issued pursuant to this First Supplemental Indenture are Outstanding, the Corporation will not, nor will it permit any Subsidiary to, create, assume, incur or suffer to exist any mortgage, pledge, lien, encumbrance, charge or security interest of any kind, other than a Purchase Money Lien, upon any stock or indebtedness, whether owned on the date any Notes are first issued or thereafter acquired, of any Principal Subsidiary, to secure any Obligation (other than the Notes) of the Corporation, any Subsidiary or any other person, without in any such case making effective provision whereby all of the outstanding Notes shall be directly secured equally and ratably with such Obligation. This restriction does not apply to any mortgage, pledge, lien, encumbrance, charge or security interest on any stock or indebtedness of a corporation existing at the time such corporation becomes a Subsidiary. This provision does not restrict any other property of the Corporation or its Subsidiaries. This provision does not restrict the sale by the Corporation or any Subsidiary of any stock or indebtedness of any Subsidiary.

     SECTION 302    Limitations on Funded Debt.

               For so long as any Notes issued pursuant to this First Supplemental Indenture are Outstanding, the Corporation will not permit any Restricted Subsidiary to incur, issue, guarantee or create any Funded Debt unless, after giving effect thereto, the sum of the aggregate amount of all outstanding Funded Debt of the Restricted Subsidiaries would not exceed an amount equal to 15% of Consolidated Net Tangible Assets.

          The limitation on Funded Debt will not apply to, and there will be excluded from Funded Debt in any computation under such restriction, Funded Debt secured by: (i) Liens on real or physical property of any corporation existing at the time such corporation becomes a Subsidiary; (ii) Liens on real or physical property existing at the time of acquisition thereof incurred within 180 days of the time of acquisition thereof (including, without limitation, acquisition through merger or consolidation) by the Corporation or any Restricted Subsidiary; (iii) Liens on real or physical property thereafter acquired (or constructed) by the Corporation or any Restricted Subsidiary and created prior to, at the time of, or within 270 days after such acquisition (including, without limitation, acquisition through merger or consolidation) (or the completion of such construction or commencement of commercial operation of such property, whichever is later) to secure or provide for the payment of all or any part of the purchase price (or the construction price) thereof; (iv) Liens in favor of the Corporation or any Restricted Subsidiary;
     (v) Liens in favor of the United States of America, any State thereof or the District of Columbia, or any agency, department or other instrumentality thereof, to secure partial, progress, advance or other payments pursuant to any contract or provisions of any statute, (vi) Liens incurred or assumed in connection with the issuance of revenue bonds the interest on which is exempt from Federal Income taxation pursuant to Section 103(b) of the Internal Revenue Code of 1954, as amended; (vii) Liens securing the performance of any contract or undertaking not directly or indirectly in connection with the borrowing of money, the obtaining of advances or credit or the securing of Funded Debt, if made and continuing in the ordinary course of business; (viii) Liens incurred (no matter when created) in connection with the Corporation's or a Restricted Subsidiary's engaging in leveraged or single-investor lease transaction; provided, however, that the instrument creating or evidencing any borrowings secured by such Lien will provide that such borrowings are payable solely out of the income and proceeds of the property subject to such Lien and are not a general obligation of the Corporation or such Restricted Subsidiary; (ix) Liens under workers' compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts or deposits to secure public or statutory obligations of the Corporation or any Restricted Subsidiary, or deposits of cash or obligations of the United States of America to secure surety, repletion and appeal bonds to which the Corporation or any Restricted Subsidiary is a party or in lieu of such bonds, or pledges or deposits for similar purposes in the ordinary course of business, or Liens imposed by law, such as laborers' or other employees', carriers', warehousemen's, mechanics', materialmen's and vendors' Liens and Liens arising out of judgments or awards against the Corporation or any Restricted Subsidiary with respect to which the Corporation or such Restricted Subsidiary at the time shall be prosecuting an appeal or proceedings for review and with respect to which it shall have secured a stay of execution pending such appeal or proceedings for review, or Liens for taxes not yet subject to penalties for nonpayment or the amount or validity of which is being in good faith contested by appropriate proceedings by the Corporation or any Restricted Subsidiary, as the case may be, or minor survey exceptions, minor encumbrances, easement or reservations of, or rights of others for, rights of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions or Liens as the use of real properties which Liens, exceptions, encumbrances, easements, reservations, rights and restrictions do not, in the opinion of the Corporation, in the aggregate materially detract from the value of said properties or material impair their use in the operation of the business of the Corporation and its Restricted Subsidiaries; (x) Liens incurred to finance construction, alteration or repair of any real or physical property and improvements thereto prior to or within 270 days after completion of such construction, alteration or repair;
     (xi) Liens incurred (no matter when created) in connection with a Securitization Transaction; (xii) Liens on property (or any Receivable arising in connection with the lease thereof) acquired by the Corporation or a Restricted Subsidiary through repossession, foreclosure or liens proceeding and existing at the time of the repossession, foreclosure, or like proceeding; (xiii) Liens on deposits of the Corporation or a Restricted Security with banks (in the aggregate, not exceeding $30 million), in accordance with customary banking practice, in connection with the providing by the Corporation or a Restricted Subsidiary of financial accommodations to any Person in the ordinary course of business; or (xiv) any extension, renewal, refunding or replacement of the foregoing.


                                 ARTICLE IV
                          REDEMPTION OF THE NOTES

     SECTION 401    2000 Notes, 2001 Notes, 2002 Notes and 2007 Notes
                    Not Redeemable.

               The 2000 Notes, 2001 Notes, 2002 Notes and 2007 Notes are not redeemable prior to maturity.

     SECTION 402 Redemption of 2017 Notes, 2027 Notes, 2037 Notes and 2097 Notes at the Option of the Corporation.

               (a) The 2017 Notes, the 2027 Notes and the 2097 Notes, at any time from their date of issuance, and the 2037 Notes, at any time on or after May 2, 2004, are redeemable, in whole or in part, at the option of the Corporation, upon not less than (i) 45 days notice to the Trustee (unless a shorter time shall be acceptable to the Trustee for its convenience) and (ii) 30 nor more than 60 days prior written notice at a redemption price as evidenced by an Officer's Certificate of the Corporation equal to the greater of (i) 100% of their principal amount or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted, on a semi-annual basis, at the Treasury Yield plus 20 basis points, together with the accrued interest to the date of redemption; provided, however, that interest installments due on an Interest Payment Date which is on or prior to the date of redemption will be payable to those Holders who are Holders of record of such Notes (or one or more predecessor Notes) as of the close of business on the regular record date preceding such Interest Payment Date.

               (b) If the 2017 Notes, the 2027 Notes, the 2037 Notes or the 2097 Notes are only partially redeemed pursuant to this
     Section 402, such Notes will be redeemed pro rata or by lot or by any other method utilized by the Security Registrar; provided, that if at the time of redemption the Notes are registered as a Global Note, the Depositary shall determine, in accordance with its procedures, the principal amount of such Notes beneficially held by each Holder of Notes to be redeemed.

     SECTION 403 Redemption of 2037 Notes on May 1, 2004 at the Option of the Holders Thereof.

               (a) On May 1, 2004, or if such date is not a Business Day, then the next succeeding Business Day (the "Redemption Date"), each Holder of 2037 Notes will have the right (the "Redemption Right") to require the Corporation to redeem all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's 2037 Notes for cash at a purchase price equal to 100% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to the Redemption Date.

               (b) On or prior to February 15, 2004, the Corporation will mail a notice to each Holder of 2037 Notes stating that (a) in order for a Holder of 2037 Notes to exercise the Redemption Right, the Holder must surrender the 2037 Notes in respect of which the Redemption Right is being exercised, together with the form entitled "Option of Holder to Elect Redemption on May 1, 2004" on the reverse of the 2037 Notes, duly completed, or transfer such 2037 Notes by book-entry, to the Trustee during the period from March 1, 2004 and prior to 5:00 p.m., New York, New York time on April 1, 2004 (or if such date is not a Business Day, the next succeeding Business Day), (b) any election on the part of a Holder to exercise the Redemption Right effected in accordance with the foregoing shall be irrevocable on the part of the Holder and may not be withdrawn; provided, that if the Corporation shall have notified the Trustee on or after March 15, 2004 and prior to April 2, 2004 of its intention to exercise its right of redemption under Section 402 hereof, the Holder's Redemption Right may be revoked by such Holder upon written notice to the Trustee received on or prior to April 23, 2004, (c) Holders whose 2037 Notes are being redeemed only in part will be issued new 2037 Notes equal in principal amount to the unredeemed portion of the 2037 Notes surrendered, which unredeemed portion must be equal to $1,000 in principal amount or an integral multiple thereof, and (d) unless the Corporation defaults in the payment of principal and accrued interest on the 2037 Notes will cease to accrue on the Redemption Date. The Corporation will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended, and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable to the redemption of the 2037 Notes pursuant to the Redemption Right.

               (c) On the Redemption Date, the Corporation will, to the extent lawful, deposit with the Trustee an amount sufficient to redeem all 2037 Notes or portions thereof being redeemed (together with accrued interest). Failure by the Corporation to redeem the 2037 Notes on the Redemption Date shall constitute an Event of Default under the Base Indenture.

     SECTION 404    Advancement of Stated Maturity of the 2097
                    Notes at the Option of the Corporation Upon the Occurrence of a Tax Event

               (a) Upon the occurrence of the Tax Event, the Corporation shall have the right, without the consent of the Holders of the 2097 Notes, to advance the Stated Maturity of all, but not less than all, of the 2097 Notes to the extent required, in the written opinion of a nationally recognized independent tax counsel experienced in such matters, such that, after advancing the Stated Maturity, interest paid on the 2097 Notes will be deductible for United States federal income tax purposes.

               (b) In the event that the Corporation elects to exercise its right to advance the Stated Maturity of the 2097 Notes on the occurrence of a Tax Event, the Corporation shall mail a notice of the advanced Stated Maturity to each Holder hereof and to the Trustee in the manner provided in the Base Indenture by first-class mail not more than 60 days after the occurrence of such Tax Event, stating the new Stated Maturity of the 2097 Notes. Such notice shall be effective immediately upon mailing.

     SECTION 405  No Sinking Fund.

               The Notes are not entitled to the benefit of any sinking fund.


                                 ARTICLE V
                               FORMS OF NOTES

     SECTION 501    Forms of Notes.

               The 2000 Notes, the 2001 Notes, the 2002 Notes, 2007 Notes, the 2017 Notes, the 2027 Notes, the 2037 Notes and the 2097 Notes, along with the Trustee's Certificate of Authentication to be endorsed thereon in each case, are to be substantially in the forms attached hereto as Exhibits A, B, C, D, E, F, G and H respectively.


                                 ARTICLE VI
                          ORIGINAL ISSUE OF NOTES

     SECTION 601    Original Issue of Notes.

               Notes in the aggregate principal amount of $4,300,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Corporation and delivered to the Trustee for authentication as provided in Sections 301 and 303 of the Base Indenture, in the maximum principal amount per series as follows: 2000 Notes in a maximum amount of $400 million, 2001 Notes in a maximum amount of $200 million, 2002 Notes in a maximum amount of $500 million, 2007 Notes in a maximum amount of $750 million, 2017 Notes in a maximum amount of $550 million, 2027 Notes in a maximum amount of $800 million, 2037 Notes in a maximum amount of $750 million and 2097 Notes in a maximum amount of $350 million.


                                ARTICLE VII
                               MISCELLANEOUS

     SECTION 701    Ratification of Base Indenture.

               The Base Indenture, as supplemented by this First
     Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

     SECTION 702    Trustee Not Responsible for Recitals.

               The recitals herein contained are made by the Corporation and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

     SECTION 703    Governing Law.

               This First Supplemental Indenture and each Note shall be construed in accordance with and governed by the laws of the State of New York.

     SECTION 704    Separability.

               In case any one or more of the provisions contained in this First Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture or of the Notes, but this First Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

     SECTION 705    Counterparts.

               This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.


               IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed and attested, as of the day and year first above written.

                                   NORFOLK SOUTHERN CORPORATION

                                   By: /s/ William J. Romig
                                      ___________________________
                                      Name:  William J. Romig
                                      Title: Vice President and
                                             Treasurer

     Attest:

     By:  /s/ Dezora M. Martin
        ____________________________
        Name:  Dezora M. Martin
        Title:  Corporate Secretary

                                   FIRST TRUST OF NEW YORK,
                                   NATIONAL ASSOCIATION,
                                   as Trustee

                                   By: /s/ Catherine F. Donohue
                                      __________________________
                                      Name:  Catherine F. Donohue
                                      Title: Vice President

     Attest:

     By: /s/ Alfia Monastra
        ______________________
        Name:  Alfia Monastra
        Title: Assistant Secretary




                                 EXHIBIT A

                       (FORM OF FACE OF 2000 NOTE)

               [IF THE NOTE IS TO BE A GLOBAL NOTE, INSERT - This Note is a Global Note within the meaning of the Base Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Note is exchangeable for Notes registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Base Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

               Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

     No.                                   CUSIP No. 655844 AC 2

                        NORFOLK SOUTHERN CORPORATION

                                    NOTE
                              DUE MAY 1, 2000

               NORFOLK SOUTHERN CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (herein called the "Corporation", which term includes any successor corporation under the Base Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________
     _________________________, or registered assigns, the principal sum of _____________ Dollars ($___________) on May 1, 2000 and to
     pay interest thereon from May 19, 1997, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 of each year, commencing November 1, 1997, at a rate of 6.70% per annum until the principal hereof is paid or made available for payment, and on any overdue principal and premium, if any, at a rate of 6.70% per annum and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at a rate of 6.70% per annum compounded semi-annually. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (as defined below) shall be calculated as provided in the Base Indenture. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day, with the same force and effect as if made on such date and no interest shall accrue on the amount so payable from the period from and after such Interest Payment Date or Maturity Date, as the case may be (each date on which interest is actually payable, an "Interest Payment Date"). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Base Indenture, be paid to the person in whose name this Note (or one or more Predecessor Security, as defined in said Base Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the April 15 and October 15 next preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Note (or one or more Predecessor Security) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Base Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made, at the option of the Corporation and upon prior notice to the Trustee, by check mailed to the registered Holder at such address as shall appear in the Security Register or by wire transfer to an account designated by a Holder in writing not less than ten days prior to the date of payment.

               The indebtedness evidenced by this Note is, to the extent provided in the Base Indenture, equal in right of payment with all other unsecured and unsubordinated indebtedness of the Corporation, and this Note is issued subject to the provisions of the Base Indenture and First Supplemental Indenture with respect thereto. Each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions, and authorizes and directs the Trustee on his or her behalf to be bound by such provisions. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the provisions contained herein and in the Base Indenture and First Supplemental Indenture by each holder of unsecured and unsubordinated indebtedness of the Corporation, whether now outstanding or hereafter incurred, and waives reliance by each such holder or creditor upon said provisions.

               This Note shall not be entitled to any benefit under the Base Indenture hereinafter referred to, or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

               The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

               IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed.

                                   NORFOLK SOUTHERN CORPORATION

                                   By:__________________________
                                      Name:
                                      Title:

     Attest:

     By:___________________________________
        Name:
        Title: Secretary or Assistant Secretary




                  (FORM OF CERTIFICATE OF AUTHENTICATION)

                       CERTIFICATE OF AUTHENTICATION

               This is one of the Security of the series designated therein referred to in the within-mentioned Base Indenture.

     First Trust of New York, National Association, as Trustee

     By:__________________________
        Authorized Officer

     Dated:______________________




                         (FORM OF REVERSE OF NOTE)

               This Note is one of a duly authorized series of securities of the Corporation (herein sometimes referred to as the "Security"), issued or to be issued in one or more series under and pursuant to an Indenture dated as of January 15, 1991 (the "Base Indenture"), duly executed and delivered between the Corporation and First Trust of New York, National Association, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of May 19, 1997 (the "First Supplemental Indenture"), between the Corporation and the Trustee, to which Base Indenture and First Supplemental Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Corporation and the Holders of the Security. By the terms of the Base Indenture, the Security are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This Security is one of the series designated on the face hereof (the "Notes") and is limited in aggregate principal amount as specified in said First Supplemental Indenture.

               In case an Event of Default, as defined in the Base Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Base Indenture.

               The Base Indenture contains provisions permitting the Corporation and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Security of each series affected to execute supplemental indentures for the purpose of adding any provisions to the Base Indenture or of modifying in any manner the rights of the Holders of the Security; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of, or any installment of interest (or premium, if any) on, any Security, or reduce the principal amount thereof or any premium payable upon the redemption thereof or the rate of interest thereon, or to reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Base Indenture, or change any Place of Payment where, or the coin or currency in which, any Security (or premium, if any, thereon) or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or (ii) reduce the percentage in principal amount of the Outstanding Security of any series, the Holders of which are required to consent to any such supplemental indenture or to waive certain defaults thereunder and their consequences provided for in the Base Indenture; or (iii) modify any of the provisions of the Base Indenture relating to supplemental indentures or the waiver of defaults, except to increase any such percentage or to provide that certain other provisions of the Base Indenture cannot be modified or waived, without the consent of the Holders of each Outstanding Security affected thereby.
     The Base Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Security of any series affected thereby, on behalf of all of the Holders of the Security of such series, to waive any past Default under the Base Indenture, and its consequences, except a Default in the payment of the principal of, premium, if any, or interest on any of the Security of such series or a Default in respect of a covenant or provision of the Base Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

               No reference herein to the Base Indenture or First Supplemental Indenture and no provision of this Note or of the Base Indenture or First Supplemental Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

               As provided in the Base Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Corporation, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in New York, New York duly endorsed by the registered Holder hereof or accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

               No service charge will be made for any such transfer, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

               Prior to due presentment of this Note for registration of transfer of this Note, the Corporation, the Trustee, and any agent of the Corporation or the Trustee may treat the registered holder hereof as the owner hereof (whether or not this Note shall be overdue) and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

               No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Base Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Corporation or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

               [The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.] [This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Base Indenture. Notes so issued are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.] As provided in the Base Indenture and subject to certain limitations herein and therein set forth, Notes of this series [so issued] are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

               All terms used in this Note that are defined in the Base Indenture or First Supplemental Indenture shall have the meanings assigned to them therein.

               THE BASE INDENTURE, THE FIRST SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.





                                   EXHIBIT B

                         (FORM OF FACE OF 2001 NOTE)

               [IF THE NOTE IS TO BE A GLOBAL NOTE, INSERT - This Note is a Global Note within the meaning of the Base Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Note is exchangeable for Notes registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Base Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

               Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

     No.                                   CUSIP No. 655844 AG 3

                        NORFOLK SOUTHERN CORPORATION

                                    NOTE
                              DUE MAY 1, 2001

               NORFOLK SOUTHERN CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (herein called the "Corporation", which term includes any successor corporation under the Base Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________
     _________________________, or registered assigns, the principal sum of _____________ Dollars ($___________) on May 1, 2001 and to
     pay interest thereon from May 19, 1997, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 of each year, commencing November 1, 1997, at a rate of 6.875% per annum until the principal hereof is paid or made available for payment, and on any overdue principal and premium, if any, at a rate of 6.875% per annum and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at a rate of 6.875% per annum compounded semi-annually. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (as defined below) shall be calculated as provided in the Base Indenture. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day, with the same force and effect as if made on such date and no interest shall accrue on the amount so payable from the period from and after such Interest Payment Date or Maturity Date, as the case may be (each date on which interest is actually payable, an "Interest Payment Date"). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Base Indenture, be paid to the person in whose name this Note (or one or more Predecessor Security, as defined in said Base Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the April 15 and October 15 next preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Note (or one or more Predecessor Security) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Base Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made, at the option of the Corporation and upon prior notice to the Trustee, by check mailed to the registered Holder at such address as shall appear in the Security Register or by wire transfer to an account designated by a Holder in writing not less than ten days prior to the date of payment.

               The indebtedness evidenced by this Note is, to the extent provided in the Base Indenture, equal in right of payment with all other unsecured and unsubordinated indebtedness of the Corporation, and this Note is issued subject to the provisions of the Base Indenture and First Supplemental Indenture with respect thereto. Each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions, and authorizes and directs the Trustee on his or her behalf to be bound by such provisions. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the provisions contained herein and in the Base Indenture and First Supplemental Indenture by each holder of unsecured and unsubordinated indebtedness of the Corporation, whether now outstanding or hereafter incurred, and waives reliance by each such holder or creditor upon said provisions.

               This Note shall not be entitled to any benefit under the Base Indenture hereinafter referred to, or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

               The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

               IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed.

                                   NORFOLK SOUTHERN CORPORATION

                                   By:__________________________
                                      Name:
                                      Title:

     Attest:

     By:___________________________________
        Name:
        Title: Secretary or Assistant Secretary



                  (FORM OF CERTIFICATE OF AUTHENTICATION)

                       CERTIFICATE OF AUTHENTICATION

               This is one of the Security of the series designated therein referred to in the within-mentioned Base Indenture.

     First Trust of New York, National Association, as Trustee

     By:__________________________
        Authorized Officer

     Dated:_______________________




                         (FORM OF REVERSE OF NOTE)

               This Note is one of a duly authorized series of securities of the Corporation (herein sometimes referred to as the "Security"), issued or to be issued in one or more series under and pursuant to an Indenture dated as of January 15, 1991 (the "Base Indenture"), duly executed and delivered between the Corporation and First Trust of New York, National Association, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of May 19, 1997 (the "First Supplemental Indenture"), between the Corporation and the Trustee, to which Base Indenture and First Supplemental Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Corporation and the Holders of the Security. By the terms of the Base Indenture, the Security are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This Security is one of the series designated on the face hereof (the "Notes") and is limited in aggregate principal amount as specified in said First Supplemental Indenture.

               In case an Event of Default, as defined in the Base Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Base Indenture.

               The Base Indenture contains provisions permitting the Corporation and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Security of each series affected to execute supplemental indentures for the purpose of adding any provisions to the Base Indenture or of modifying in any manner the rights of the Holders of the Security; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of, or any installment of interest (or premium, if any) on, any Security, or reduce the principal amount thereof or any premium payable upon the redemption thereof or the rate of interest thereon, or to reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Base Indenture, or change any Place of Payment where, or the coin or currency in which, any Security (or premium, if any, thereon) or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or (ii) reduce the percentage in principal amount of the Outstanding Security of any series, the Holders of which are required to consent to any such supplemental indenture or to waive certain defaults thereunder and their consequences provided for in the Base Indenture; or (iii) modify any of the provisions of the Base Indenture relating to supplemental indentures or the waiver of defaults, except to increase any such percentage or to provide that certain other provisions of the Base Indenture cannot be modified or waived, without the consent of the Holders of each Outstanding Security affected thereby.
     The Base Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Security of any series affected thereby, on behalf of all of the Holders of the Security of such series, to waive any past Default under the Base Indenture, and its consequences, except a Default in the payment of the principal of, premium, if any, or interest on any of the Security of such series or a Default in respect of a covenant or provision of the Base Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

               No reference herein to the Base Indenture or First Supplemental Indenture and no provision of this Note or of the Base Indenture or First Supplemental Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

               As provided in the Base Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Corporation, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in New York, New York duly endorsed by the registered Holder hereof or accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

               No service charge will be made for any such transfer, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

               Prior to due presentment of this Note for registration of transfer of this Note, the Corporation, the Trustee, and any agent of the Corporation or the Trustee may treat the registered holder hereof as the owner hereof (whether or not this Note shall be overdue) and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

               No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Base Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Corporation or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

               [The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.] [This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Base Indenture. Notes so issued are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.] As provided in the Base Indenture and subject to certain limitations herein and therein set forth, Notes of this series [so issued] are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

               All terms used in this Note that are defined in the Base Indenture or First Supplemental Indenture shall have the meanings assigned to them therein.

               THE BASE INDENTURE, THE FIRST SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.





                                   EXHIBIT C

                        (FORM OF FACE OF 2002 NOTE)

               [IF THE NOTE IS TO BE A GLOBAL NOTE, INSERT - This Note is a Global Note within the meaning of the Base Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Note is exchangeable for Notes registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Base Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

               Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

     No.                                   CUSIP No. 655844 AD 0

                        NORFOLK SOUTHERN CORPORATION

                                    NOTE
                              DUE MAY 1, 2002

               NORFOLK SOUTHERN CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (herein called the "Corporation", which term includes any successor corporation under the Base Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________
     _________________________, or registered assigns, the principal sum of _____________ Dollars ($___________) on May 1, 2002 and to
     pay interest thereon from May 19, 1997, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 of each year, commencing November 1, 1997, at a rate of 6.95% per annum until the principal hereof is paid or made available for payment, and on any overdue principal and premium, if any, at a rate of 6.95% per annum and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at a rate of 6.95% per annum compounded semi-annually. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (as defined below) shall be calculated as provided in the Base Indenture. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day, with the same force and effect as if made on such date and no interest shall accrue on the amount so payable from the period from and after such Interest Payment Date or Maturity Date, as the case may be (each date on which interest is actually payable, an "Interest Payment Date"). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Base Indenture, be paid to the person in whose name this Note (or one or more Predecessor Security, as defined in said Base Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the April 15 and October 15 next preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Note (or one or more Predecessor Security) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Base Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made, at the option of the Corporation and upon prior notice to the Trustee, by check mailed to the registered Holder at such address as shall appear in the Security Register or by wire transfer to an account designated by a Holder in writing not less than ten days prior to the date of payment.

               The indebtedness evidenced by this Note is, to the extent provided in the Base Indenture, equal in right of payment with all other unsecured and unsubordinated indebtedness of the Corporation, and this Note is issued subject to the provisions of the Base Indenture and First Supplemental Indenture with respect thereto. Each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions, and authorizes and directs the Trustee on his or her behalf to be bound by such provisions. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the provisions contained herein and in the Base Indenture and First Supplemental Indenture by each holder of unsecured and unsubordinated indebtedness of the Corporation, whether now outstanding or hereafter incurred, and waives reliance by each such holder or creditor upon said provisions.

               This Note shall not be entitled to any benefit under the Base Indenture hereinafter referred to, or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

               The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.


               IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed.

                                   NORFOLK SOUTHERN CORPORATION

                                   By:__________________________
                                      Name:
                                      Title:

     Attest:

     By:___________________________________
        Name:
        Title: Secretary or Assistant Secretary




                  (FORM OF CERTIFICATE OF AUTHENTICATION)

                       CERTIFICATE OF AUTHENTICATION

               This is one of the Security of the series designated therein referred to in the within-mentioned Base Indenture.

     First Trust of New York, National Association, as Trustee

     By:__________________________
        Authorized Officer

     Dated:_______________________




                         (FORM OF REVERSE OF NOTE)

               This Note is one of a duly authorized series of securities of the Corporation (herein sometimes referred to as the "Security"), issued or to be issued in one or more series under and pursuant to an Indenture dated as of January 15, 1991 (the "Base Indenture"), duly executed and delivered between the Corporation and First Trust of New York, National Association, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of May 19, 1997 (the "First Supplemental Indenture"), between the Corporation and the Trustee, to which Base Indenture and First Supplemental Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Corporation and the Holders of the Security. By the terms of the Base Indenture, the Security are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This Security is one of the series designated on the face hereof (the "Notes") and is limited in aggregate principal amount as specified in said First Supplemental Indenture.

               In case an Event of Default, as defined in the Base Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Base Indenture.

               The Base Indenture contains provisions permitting the Corporation and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Security of each series affected to execute supplemental indentures for the purpose of adding any provisions to the Base Indenture or of modifying in any manner the rights of the Holders of the Security; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of, or any installment of interest (or premium, if any) on, any Security, or reduce the principal amount thereof or any premium payable upon the redemption thereof or the rate of interest thereon, or to reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Base Indenture, or change any Place of Payment where, or the coin or currency in which, any Security (or premium, if any, thereon) or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or (ii) reduce the percentage in principal amount of the Outstanding Security of any series, the Holders of which are required to consent to any such supplemental indenture or to waive certain defaults thereunder and their consequences provided for in the Base Indenture; or (iii) modify any of the provisions of the Base Indenture relating to supplemental indentures or the waiver of defaults, except to increase any such percentage or to provide that certain other provisions of the Base Indenture cannot be modified or waived, without the consent of the Holders of each Outstanding Security affected thereby.
     The Base Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Security of any series affected thereby, on behalf of all of the Holders of the Security of such series, to waive any past Default under the Base Indenture, and its consequences, except a Default in the payment of the principal of, premium, if any, or interest on any of the Security of such series or a Default in respect of a covenant or provision of the Base Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

               No reference herein to the Base Indenture or First Supplemental Indenture and no provision of this Note or of the Base Indenture or First Supplemental Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

               As provided in the Base Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Corporation, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in New York, New York duly endorsed by the registered Holder hereof or accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

               No service charge will be made for any such transfer, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

               Prior to due presentment of this Note for registration of transfer of this Note, the Corporation, the Trustee, and any agent of the Corporation or the Trustee may treat the registered holder hereof as the owner hereof (whether or not this Note shall be overdue) and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

               No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Base Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Corporation or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

               [The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.] [This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Base Indenture. Notes so issued are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.] As provided in the Base Indenture and subject to certain limitations herein and therein set forth, Notes of this series [so issued] are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

               All terms used in this Note that are defined in the Base Indenture or First Supplemental Indenture shall have the meanings assigned to them therein.

               THE BASE INDENTURE, THE FIRST SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.





                                   EXHIBIT D

                        (FORM OF FACE OF 2007 NOTE)

               [IF THE NOTE IS TO BE A GLOBAL NOTE, INSERT - This Note is a Global Note within the meaning of the Base Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Note is exchangeable for Notes registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Base Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

               Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

     No.                                   CUSIP No. 655844 AH 1

                        NORFOLK SOUTHERN CORPORATION

                                    NOTE
                              DUE MAY 15, 2007

               NORFOLK SOUTHERN CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (herein called the "Corporation", which term includes any successor corporation under the Base Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________
     _________________________, or registered assigns, the principal sum of _____________ Dollars ($___________) on May 15, 2007 and
     to pay interest thereon from May 19, 1997, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 of each year, commencing November 15, 1997, at a rate of 7.35% per annum until the principal hereof is paid or made available for payment, and on any overdue principal and premium, if any, at a rate of 7.35% per annum and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at a rate of 7.35% per annum compounded semi-annually. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (as defined below) shall be calculated as provided in the Base Indenture. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day, with the same force and effect as if made on such date and no interest shall accrue on the amount so payable from the period from and after such Interest Payment Date or Maturity Date, as the case may be (each date on which interest is actually payable, an "Interest Payment Date"). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Base Indenture, be paid to the person in whose name this Note (or one or more Predecessor Security, as defined in said Base Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the November 1 and May 1 next preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Note (or one or more Predecessor Security) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Base Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made, at the option of the Corporation and upon prior notice to the Trustee, by check mailed to the registered Holder at such address as shall appear in the Security Register or by wire transfer to an account designated by a Holder in writing not less than ten days prior to the date of payment.

               The indebtedness evidenced by this Note is, to the extent provided in the Base Indenture, equal in right of payment with all other unsecured and unsubordinated indebtedness of the Corporation, and this Note is issued subject to the provisions of the Base Indenture and First Supplemental Indenture with respect thereto. Each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions, and authorizes and directs the Trustee on his or her behalf to be bound by such provisions. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the provisions contained herein and in the Base Indenture and First Supplemental Indenture by each holder of unsecured and unsubordinated indebtedness of the Corporation, whether now outstanding or hereafter incurred, and waives reliance by each such holder or creditor upon said provisions.

               This Note shall not be entitled to any benefit under the Base Indenture hereinafter referred to, or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

               The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.


               IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed.

                                   NORFOLK SOUTHERN CORPORATION

                                   By:__________________________
                                      Name:
                                      Title:

     Attest:

     By:___________________________________
        Name:
        Title: Secretary or Assistant Secretary




                  (FORM OF CERTIFICATE OF AUTHENTICATION)

                       CERTIFICATE OF AUTHENTICATION

               This is one of the Security of the series designated therein referred to in the within-mentioned Base Indenture.

     First Trust of New York, National Association, as Trustee

     By:__________________________
        Authorized Officer

     Dated:_______________________




                         (FORM OF REVERSE OF NOTE)

               This Note is one of a duly authorized series of securities of the Corporation (herein sometimes referred to as the "Security"), issued or to be issued in one or more series under and pursuant to an Indenture dated as of January 15, 1991 (the "Base Indenture"), duly executed and delivered between the Corporation and First Trust of New York, National Association, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of May 19, 1997 (the "First Supplemental Indenture"), between the Corporation and the Trustee, to which Base Indenture and First Supplemental Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Corporation and the Holders of the Security. By the terms of the Base Indenture, the Security are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This Security is one of the series designated on the face hereof (the "Notes") and is limited in aggregate principal amount as specified in said First Supplemental Indenture.

               In case an Event of Default, as defined in the Base Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Base Indenture.

               The Base Indenture contains provisions permitting the Corporation and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Security of each series affected to execute supplemental indentures for the purpose of adding any provisions to the Base Indenture or of modifying in any manner the rights of the Holders of the Security; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of, or any installment of interest (or premium, if any) on, any Security, or reduce the principal amount thereof or any premium payable upon the redemption thereof or the rate of interest thereon, or to reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Base Indenture, or change any Place of Payment where, or the coin or currency in which, any Security (or premium, if any, thereon) or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or (ii) reduce the percentage in principal amount of the Outstanding Security of any series, the Holders of which are required to consent to any such supplemental indenture or to waive certain defaults thereunder and their consequences provided for in the Base Indenture; or (iii) modify any of the provisions of the Base Indenture relating to supplemental indentures or the waiver of defaults, except to increase any such percentage or to provide that certain other provisions of the Base Indenture cannot be modified or waived, without the consent of the Holders of each Outstanding Security affected thereby.
     The Base Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Security of any series affected thereby, on behalf of all of the Holders of the Security of such series, to waive any past Default under the Base Indenture, and its consequences, except a Default in the payment of the principal of, premium, if any, or interest on any of the Security of such series or a Default in respect of a covenant or provision of the Base Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

               No reference herein to the Base Indenture or First Supplemental Indenture and no provision of this Note or of the Base Indenture or First Supplemental Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

               As provided in the Base Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Corporation, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in New York, New York duly endorsed by the registered Holder hereof or accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

               No service charge will be made for any such transfer, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

               Prior to due presentment of this Note for registration of transfer of this Note, the Corporation, the Trustee, and any agent of the Corporation or the Trustee may treat the registered holder hereof as the owner hereof (whether or not this Note shall be overdue) and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

               No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Base Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Corporation or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

               [The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.] [This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Base Indenture. Notes so issued are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.] As provided in the Base Indenture and subject to certain limitations herein and therein set forth, Notes of this series [so issued] are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

               All terms used in this Note that are defined in the Base Indenture or First Supplemental Indenture shall have the meanings assigned to them therein.

               THE BASE INDENTURE, THE FIRST SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.





                                   EXHIBIT E

                       (FORM OF FACE OF 2017 NOTE)

               [IF THE NOTE IS TO BE A GLOBAL NOTE, INSERT - This Note is a Global Note within the meaning of the Base Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Note is exchangeable for Notes registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Base Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

               Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

     No.                                   CUSIP No. 655844 AE 8

                        NORFOLK SOUTHERN CORPORATION

                                    NOTE
                              DUE MAY 15, 2017

               NORFOLK SOUTHERN CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (herein called the "Corporation", which term includes any successor corporation under the Base Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________
     _________________________, or registered assigns, the principal sum of _____________ Dollars ($___________) on May 15, 2017 and
     to pay interest thereon from May 19, 1997, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 of each year, commencing November 15, 1997, at a rate of 7.70% per annum until the principal hereof is paid or made available for payment, and on any overdue principal and premium, if any, at a rate of 7.70% per annum and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at a rate of 7.70% per annum compounded semi-annually. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (as defined below) shall be calculated as provided in the Base Indenture. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day, with the same force and effect as if made on such date and no interest shall accrue on the amount so payable from the period from and after such Interest Payment Date or Maturity Date, as the case may be (each date on which interest is actually payable, an "Interest Payment Date"). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Base Indenture, be paid to the person in whose name this Note (or one or more Predecessor Security, as defined in said Base Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the May 1 and November 1 next preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Note (or one or more Predecessor Security) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Base Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made, at the option of the Corporation and upon prior notice to the Trustee, by check mailed to the registered Holder at such address as shall appear in the Security Register or by wire transfer to an account designated by a Holder in writing not less than ten days prior to the date of payment.

               The indebtedness evidenced by this Note is, to the extent provided in the Base Indenture, equal in right of payment with all other unsecured and unsubordinated indebtedness of the Corporation, and this Note is issued subject to the provisions of the Base Indenture and First Supplemental Indenture with respect thereto. Each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions, and authorizes and directs the Trustee on his or her behalf to be bound by such provisions. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the provisions contained herein and in the Base Indenture and First Supplemental Indenture by each holder of unsecured and unsubordinated indebtedness of the Corporation, whether now outstanding or hereafter incurred, and waives reliance by each such holder or creditor upon said provisions.

               The First Supplemental Indenture provides for the redemption by the Corporation of this Note at any time, subject to the terms and conditions therein. Each Holder of this Note, by accepting the same, (a) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the limitations so provided and (b) appoints the Trustee his or her attorney-in-fact for any and all such purposes.

               This Note shall not be entitled to any benefit under the Base Indenture hereinafter referred to, or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

               The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

               IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed.

                                   NORFOLK SOUTHERN CORPORATION

                                   By:__________________________
                                      Name:
                                      Title:

     Attest:

     By:___________________________________
        Name:
        Title: Secretary or Assistant Secretary




                  (FORM OF CERTIFICATE OF AUTHENTICATION)

                       CERTIFICATE OF AUTHENTICATION

               This is one of the Security of the series designated therein referred to in the within-mentioned Base Indenture.

     First Trust of New York, National Association, as Trustee

     By:__________________________
        Authorized Officer

     Dated:_______________________




                         (FORM OF REVERSE OF NOTE)

               This Note is one of a duly authorized series of securities of the Corporation (herein sometimes referred to as the "Security"), issued or to be issued in one or more series under and pursuant to an Indenture dated as of January 15, 1991 (the "Base Indenture"), duly executed and delivered between the Corporation and First Trust of New York, National Association, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of May 19, 1997 (the "First Supplemental Indenture"), between the Corporation and the Trustee, to which Base Indenture and First Supplemental Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Corporation and the Holders of the Security. By the terms of the Base Indenture, the Security are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This Security is one of the series designated on the face hereof (the "Notes") and is limited in aggregate principal amount as specified in said First Supplemental Indenture.

               In case an Event of Default, as defined in the Base Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Base Indenture.

               The Base Indenture contains provisions permitting the Corporation and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Security of each series affected to execute supplemental indentures for the purpose of adding any provisions to the Base Indenture or of modifying in any manner the rights of the Holders of the Security; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of, or any installment of interest (or premium, if any) on, any Security, or reduce the principal amount thereof or any premium payable upon the redemption thereof or the rate of interest thereon, or to reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Base Indenture, or change any Place of Payment where, or the coin or currency in which, any Security (or premium, if any, thereon) or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or (ii) reduce the percentage in principal amount of the Outstanding Security of any series, the Holders of which are required to consent to any such supplemental indenture or to waive certain defaults thereunder and their consequences provided for in the Base Indenture; or (iii) modify any of the provisions of the Base Indenture relating to supplemental indentures or the waiver of defaults, except to increase any such percentage or to provide that certain other provisions of the Base Indenture cannot be modified or waived, without the consent of the Holders of each Outstanding Security affected thereby.
     The Base Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Security of any series affected thereby, on behalf of all of the Holders of the Security of such series, to waive any past Default under the Base Indenture, and its consequences, except a Default in the payment of the principal of, premium, if any, or interest on any of the Security of such series or a Default in respect of a covenant or provision of the Base Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

               No reference herein to the Base Indenture or First Supplemental Indenture and no provision of this Note or of the Base Indenture or First Supplemental Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

               As provided in the Base Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Corporation, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in New York, New York duly endorsed by the registered Holder hereof or accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

               No service charge will be made for any such transfer, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

               Prior to due presentment of this Note for registration of transfer of this Note, the Corporation, the Trustee, and any agent of the Corporation or the Trustee may treat the registered holder hereof as the owner hereof (whether or not this Note shall be overdue) and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

               No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Base Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Corporation or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

               [The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.] [This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Base Indenture. Notes so issued are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.] As provided in the Base Indenture and subject to certain limitations herein and therein set forth, Notes of this series [so issued] are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

               All terms used in this Note that are defined in the Base Indenture or First Supplemental Indenture shall have the meanings assigned to them therein.

               THE BASE INDENTURE, THE FIRST SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.





                                   EXHIBIT F

                        (FORM OF FACE OF 2027 NOTE)

               [IF THE NOTE IS TO BE A GLOBAL NOTE, INSERT - This Note is a Global Note within the meaning of the Base Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Note is exchangeable for Notes registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Base Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

               Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

     No.                                   CUSIP No. 655844 AJ 7

                        NORFOLK SOUTHERN CORPORATION

                                    NOTE
                              DUE MAY 15, 2027

               NORFOLK SOUTHERN CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (herein called the "Corporation", which term includes any successor corporation under the Base Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________
     _________________________, or registered assigns, the principal sum of _____________ Dollars ($___________) on May 15, 2027 and
     to pay interest thereon from May 19, 1997, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 of each year, commencing November 15, 1997, at a rate of 7.80% per annum until the principal hereof is paid or made available for payment, and on any overdue principal and premium, if any, at a rate of 7.80% per annum and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at a rate of 7.80% per annum compounded semi-annually. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (as defined below) shall be calculated as provided in the Base Indenture. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day, with the same force and effect as if made on such date and no interest shall accrue on the amount so payable from the period from and after such Interest Payment Date or Maturity Date, as the case may be (each date on which interest is actually payable, an "Interest Payment Date"). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Base Indenture, be paid to the person in whose name this Note (or one or more Predecessor Security, as defined in said Base Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the May 1 and November 1 next preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Note (or one or more Predecessor Security) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Base Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made, at the option of the Corporation and upon prior notice to the Trustee, by check mailed to the registered Holder at such address as shall appear in the Security Register or by wire transfer to an account designated by a Holder in writing not less than ten days prior to the date of payment.

               The indebtedness evidenced by this Note is, to the extent provided in the Base Indenture, equal in right of payment with all other unsecured and unsubordinated indebtedness of the Corporation, and this Note is issued subject to the provisions of the Base Indenture and First Supplemental Indenture with respect thereto. Each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions, and authorizes and directs the Trustee on his or her behalf to be bound by such provisions. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the provisions contained herein and in the Base Indenture and First Supplemental Indenture by each holder of unsecured and unsubordinated indebtedness of the Corporation, whether now outstanding or hereafter incurred, and waives reliance by each such holder or creditor upon said provisions.

               The First Supplemental Indenture provides for the redemption by the Corporation of this Note at any time, subject to the terms and conditions therein. Each Holder of this Note, by accepting the same, (a) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the limitations so provided and (b) appoints the Trustee his or her attorney-in-fact for any and all such purposes.

               This Note shall not be entitled to any benefit under the Base Indenture hereinafter referred to, or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

               The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

               IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed.

                                   NORFOLK SOUTHERN CORPORATION

                                   By:__________________________
                                      Name:
                                      Title:

     Attest:

     By:___________________________________
        Name:
        Title: Secretary or Assistant Secretary




                  (FORM OF CERTIFICATE OF AUTHENTICATION)

                       CERTIFICATE OF AUTHENTICATION

               This is one of the Security of the series designated therein referred to in the within-mentioned Base Indenture.

     First Trust of New York, National Association, as Trustee

     By:__________________________
        Authorized Officer

     Dated:_______________________




                         (FORM OF REVERSE OF NOTE)

               This Note is one of a duly authorized series of securities of the Corporation (herein sometimes referred to as the "Security"), issued or to be issued in one or more series under and pursuant to an Indenture dated as of January 15, 1991 (the "Base Indenture"), duly executed and delivered between the Corporation and First Trust of New York, National Association, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of May 19, 1997 (the "First Supplemental Indenture"), between the Corporation and the Trustee, to which Base Indenture and First Supplemental Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Corporation and the Holders of the Security. By the terms of the Base Indenture, the Security are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This Security is one of the series designated on the face hereof (the "Notes") and is limited in aggregate principal amount as specified in said First Supplemental Indenture.

               In case an Event of Default, as defined in the Base Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Base Indenture.

               The Base Indenture contains provisions permitting the Corporation and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Security of each series affected to execute supplemental indentures for the purpose of adding any provisions to the Base Indenture or of modifying in any manner the rights of the Holders of the Security; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of, or any installment of interest (or premium, if any) on, any Security, or reduce the principal amount thereof or any premium payable upon the redemption thereof or the rate of interest thereon, or to reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Base Indenture, or change any Place of Payment where, or the coin or currency in which, any Security (or premium, if any, thereon) or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or (ii) reduce the percentage in principal amount of the Outstanding Security of any series, the Holders of which are required to consent to any such supplemental indenture or to waive certain defaults thereunder and their consequences provided for in the Base Indenture; or (iii) modify any of the provisions of the Base Indenture relating to supplemental indentures or the waiver of defaults, except to increase any such percentage or to provide that certain other provisions of the Base Indenture cannot be modified or waived, without the consent of the Holders of each Outstanding Security affected thereby.
     The Base Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Security of any series affected thereby, on behalf of all of the Holders of the Security of such series, to waive any past Default under the Base Indenture, and its consequences, except a Default in the payment of the principal of, premium, if any, or interest on any of the Security of such series or a Default in respect of a covenant or provision of the Base Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

               No reference herein to the Base Indenture or First Supplemental Indenture and no provision of this Note or of the Base Indenture or First Supplemental Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

               As provided in the Base Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Corporation, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in New York, New York duly endorsed by the registered Holder hereof or accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

               No service charge will be made for any such transfer, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

               Prior to due presentment of this Note for registration of transfer of this Note, the Corporation, the Trustee, and any agent of the Corporation or the Trustee may treat the registered holder hereof as the owner hereof (whether or not this Note shall be overdue) and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

               No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Base Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Corporation or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

               [The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.] [This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Base Indenture. Notes so issued are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.] As provided in the Base Indenture and subject to certain limitations herein and therein set forth, Notes of this series [so issued] are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

               All terms used in this Note that are defined in the Base Indenture or First Supplemental Indenture shall have the meanings assigned to them therein.

               THE BASE INDENTURE, THE FIRST SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.





                                   EXHIBIT G

                        (FORM OF FACE OF 2037 NOTE)

               [IF THE NOTE IS TO BE A GLOBAL NOTE, INSERT - This Note is a Global Note within the meaning of the Base Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Note is exchangeable for Notes registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Base Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

               Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

     No.                                   CUSIP No. 655844 AF 5

                        NORFOLK SOUTHERN CORPORATION

                                    NOTE
                              DUE MAY 1, 2037

               NORFOLK SOUTHERN CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (herein called the "Corporation", which term includes any successor corporation under the Base Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________
     _________________________, or registered assigns, the principal sum of _____________ Dollars ($___________) on May 1, 2037 and to
     pay interest thereon from May 19, 1997, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 of each year, commencing November 1, 1997, at a rate of 7.05% per annum until the principal hereof is paid or made available for payment, and on any overdue principal and premium, if any, at a rate of 7.05% per annum and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at a rate of 7.05% per annum compounded semi-annually. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (as defined below) shall be calculated as provided in the Base Indenture. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day, with the same force and effect as if made on such date and no interest shall accrue on the amount so payable from the period from and after such Interest Payment Date or Maturity Date, as the case may be (each date on which interest is actually payable, an "Interest Payment Date"). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Base Indenture, be paid to the person in whose name this Note (or one or more Predecessor Security, as defined in said Base Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the April 15 and October 15 next preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Note (or one or more Predecessor Security) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Base Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made, at the option of the Corporation and upon prior notice to the Trustee, by check mailed to the registered Holder at such address as shall appear in the Security Register or by wire transfer to an account designated by a Holder in writing not less than ten days prior to the date of payment.

               The indebtedness evidenced by this Note is, to the extent provided in the Base Indenture, equal in right of payment with all other unsecured and unsubordinated indebtedness of the Corporation, and this Note is issued subject to the provisions of the Base Indenture and First Supplemental Indenture with respect thereto. Each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions, and authorizes and directs the Trustee on his or her behalf to be bound by such provisions. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the provisions contained herein and in the Base Indenture and First Supplemental Indenture by each holder of unsecured and unsubordinated indebtedness of the Corporation, whether now outstanding or hereafter incurred, and waives reliance by each such holder or creditor upon said provisions.

               The First Supplemental Indenture provides for the redemption by the Corporation of this Note at any time after May 15, 2004, subject to the terms and conditions therein. Each Holder of this Note, by accepting the same, (a) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the limitations so provided and (b) appoints the Trustee his or her attorney-in-fact for any and all such purposes.

               On May 1, 2004, or if such date is not a Business Day then the next succeeding business day, each Holder of this Note will have the right, in accordance with the terms and conditions of the First Supplemental Indenture, to require the Corporation to redeem all or any part of such Holder's Notes for cash at a purchase price equal to 100% of the aggregate principal amount thereof plus accrued and unpaid interest thereon.

               This Note shall not be entitled to any benefit under the Base Indenture hereinafter referred to, or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

               The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

               IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed.

                                   NORFOLK SOUTHERN CORPORATION

                                   By:__________________________
                                      Name:
                                      Title:

     Attest:

     By:___________________________________
        Name:
        Title: Secretary or Assistant Secretary




                  (FORM OF CERTIFICATE OF AUTHENTICATION)

                       CERTIFICATE OF AUTHENTICATION

               This is one of the Security of the series designated therein referred to in the within-mentioned Base Indenture.

     First Trust of New York, National Association, as Trustee

     By:__________________________
        Authorized Officer

     Dated:_______________________




                         (FORM OF REVERSE OF NOTE)

               This Note is one of a duly authorized series of securities of the Corporation (herein sometimes referred to as the "Security"), issued or to be issued in one or more series under and pursuant to an Indenture dated as of January 15, 1991 (the "Base Indenture"), duly executed and delivered between the Corporation and First Trust of New York, National Association, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of May 19, 1997 (the "First Supplemental Indenture"), between the Corporation and the Trustee, to which Base Indenture and First Supplemental Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Corporation and the Holders of the Security. By the terms of the Base Indenture, the Security are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This Security is one of the series designated on the face hereof (the "Notes") and is limited in aggregate principal amount as specified in said First Supplemental Indenture.

               In case an Event of Default, as defined in the Base Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Base Indenture.

               The Base Indenture contains provisions permitting the Corporation and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Security of each series affected to execute supplemental indentures for the purpose of adding any provisions to the Base Indenture or of modifying in any manner the rights of the Holders of the Security; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of, or any installment of interest (or premium, if any) on, any Security, or reduce the principal amount thereof or any premium payable upon the redemption thereof or the rate of interest thereon, or to reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Base Indenture, or change any Place of Payment where, or the coin or currency in which, any Security (or premium, if any, thereon) or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or (ii) reduce the percentage in principal amount of the Outstanding Security of any series, the Holders of which are required to consent to any such supplemental indenture or to waive certain defaults thereunder and their consequences provided for in the Base Indenture; or (iii) modify any of the provisions of the Base Indenture relating to supplemental indentures or the waiver of defaults, except to increase any such percentage or to provide that certain other provisions of the Base Indenture cannot be modified or waived, without the consent of the Holders of each Outstanding Security affected thereby.
     The Base Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Security of any series affected thereby, on behalf of all of the Holders of the Security of such series, to waive any past Default under the Base Indenture, and its consequences, except a Default in the payment of the principal of, premium, if any, or interest on any of the Security of such series or a Default in respect of a covenant or provision of the Base Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

               No reference herein to the Base Indenture or First Supplemental Indenture and no provision of this Note or of the Base Indenture or First Supplemental Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

               As provided in the Base Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Corporation, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in New York, New York duly endorsed by the registered Holder hereof or accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

               No service charge will be made for any such transfer, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

               Prior to due presentment of this Note for registration of transfer of this Note, the Corporation, the Trustee, and any agent of the Corporation or the Trustee may treat the registered holder hereof as the owner hereof (whether or not this Note shall be overdue) and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

               No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Base Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Corporation or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

               [The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.] [This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Base Indenture. Notes so issued are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.] As provided in the Base Indenture and subject to certain limitations herein and therein set forth, Notes of this series [so issued] are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

               All terms used in this Note that are defined in the Base Indenture or First Supplemental Indenture shall have the meanings assigned to them therein.

               THE BASE INDENTURE, THE FIRST SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.





                                   EXHIBIT H

                        (FORM OF FACE OF 2097 NOTE)

               [IF THE NOTE IS TO BE A GLOBAL NOTE, INSERT - This Note is a Global Note within the meaning of the Base Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Note is exchangeable for Notes registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Base Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

               Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

     No.                                   CUSIP No. 655844 AK 4

                        NORFOLK SOUTHERN CORPORATION

                                    NOTE
                              DUE MAY 15, 2097

               NORFOLK SOUTHERN CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (herein called the "Corporation", which term includes any successor corporation under the Base Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________
     _________________________, or registered assigns, the principal sum of _____________ Dollars ($___________) on May 15, 2097 and
     to pay interest thereon from May 19, 1997, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 of each year, commencing November 15, 1997, at a rate of 7.90% per annum until the principal hereof is paid or made available for payment, and on any overdue principal and premium, if any, at a rate of 7.90% per annum and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at a rate of 7.90% per annum compounded semi-annually. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (as defined below) shall be calculated as provided in the Base Indenture. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day, with the same force and effect as if made on such date and no interest shall accrue on the amount so payable from the period from and after such Interest Payment Date or Maturity Date, as the case may be (each date on which interest is actually payable, an "Interest Payment Date"). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Base Indenture, be paid to the person in whose name this Note (or one or more Predecessor Security, as defined in said Base Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the May 1 and November 1 next preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Note (or one or more Predecessor Security) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Base Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made, at the option of the Corporation and upon prior notice to the Trustee, by check mailed to the registered Holder at such address as shall appear in the Security Register or by wire transfer to an account designated by a Holder in writing not less than ten days prior to the date of payment.

               The indebtedness evidenced by this Note is, to the extent provided in the Base Indenture, equal in right of payment with all other unsecured and unsubordinated indebtedness of the Corporation, and this Note is issued subject to the provisions of the Base Indenture and First Supplemental Indenture with respect thereto. Each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions, and authorizes and directs the Trustee on his or her behalf to be bound by such provisions. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the provisions contained herein and in the Base Indenture and First Supplemental Indenture by each holder of unsecured and unsubordinated indebtedness of the Corporation, whether now outstanding or hereafter incurred, and waives reliance by each such holder or creditor upon said provisions.

               The First Supplemental Indenture provides for the redemption by the Corporation of this Note at any time, subject to the terms and conditions therein. Each Holder of this Note, by accepting the same, (a) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the limitations so provided and (b) appoints the Trustee his or her attorney-in-fact for any and all such purposes.

               Upon the occurrence of the Tax Event, the Company shall have the right to advance the Stated Maturity of this Note to the extent required, in the written opinion of a nationally recognized independent tax counsel experienced in such matters, such that, after advancing the Stated Maturity, interest paid on this Note will be deductible for United States federal income tax purposes.

               In the event that the Company elects to exercise its right to advance the Stated Maturity of this Note on the occurrence of a Tax Event, the Company shall mail a notice of the advanced Stated Maturity to each Holder hereof in the manner provided in the Base Indenture by first-class mail not more than 60 days after the occurrence of such Tax Event, stating the new Stated Maturity of this Note. Such notice shall be effective immediately upon mailing.

               This Note shall not be entitled to any benefit under the Base Indenture hereinafter referred to, or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

               The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

               IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed.

                                   NORFOLK SOUTHERN CORPORATION

                                   By:__________________________
                                      Name:
                                      Title:

     Attest:

     By:___________________________________
        Name:
        Title: Secretary or Assistant Secretary




                  (FORM OF CERTIFICATE OF AUTHENTICATION)

                       CERTIFICATE OF AUTHENTICATION

               This is one of the Security of the series designated therein referred to in the within-mentioned Base Indenture.

     First Trust of New York, National Association, as Trustee

     By:__________________________
       Authorized Officer

     Dated:_______________________




                         (FORM OF REVERSE OF NOTE)

               This Note is one of a duly authorized series of securities of the Corporation (herein sometimes referred to as the "Security"), issued or to be issued in one or more series under and pursuant to an Indenture dated as of January 15, 1991 (the "Base Indenture"), duly executed and delivered between the Corporation and First Trust of New York, National Association, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of May 19, 1997 (the "First Supplemental Indenture, between the Corporation and the Trustee, to which Base Indenture and First Supplemental Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Corporation and the Holders of the Security. By the terms of the Base Indenture, the Security are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This Security is one of the series designated on the face hereof (the "Notes") and is limited in aggregate principal amount as specified in said First Supplemental Indenture.

               In case an Event of Default, as defined in the Base Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Base Indenture.

               The Base Indenture contains provisions permitting the Corporation and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Security of each series affected to execute supplemental indentures for the purpose of adding any provisions to the Base Indenture or of modifying in any manner the rights of the Holders of the Security; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of, or any installment of interest (or premium, if any) on, any Security, or reduce the principal amount thereof or any premium payable upon the redemption thereof or the rate of interest thereon, or to reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Base Indenture, or change any Place of Payment where, or the coin or currency in which, any Security (or premium, if any, thereon) or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or (ii) reduce the percentage in principal amount of the Outstanding Security of any series, the Holders of which are required to consent to any such supplemental indenture or to waive certain defaults thereunder and their consequences provided for in the Base Indenture; or (iii) modify any of the provisions of the Base Indenture relating to supplemental indentures or the waiver of defaults, except to increase any such percentage or to provide that certain other provisions of the Base Indenture cannot be modified or waived, without the consent of the Holders of each Outstanding Security affected thereby.
     The Base Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Security of any series affected thereby, on behalf of all of the Holders of the Security of such series, to waive any past Default under the Base Indenture, and its consequences, except a Default in the payment of the principal of, premium, if any, or interest on any of the Security of such series or a Default in respect of a covenant or provision of the Base Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

               No reference herein to the Base Indenture or First Supplemental Indenture and no provision of this Note or of the Base Indenture or First Supplemental Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

               As provided in the Base Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Corporation, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in New York, New York duly endorsed by the registered Holder hereof or accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

               No service charge will be made for any such transfer, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

               Prior to due presentment of this Note for registration of transfer of this Note, the Corporation, the Trustee, and any agent of the Corporation or the Trustee may treat the registered holder hereof as the owner hereof (whether or not this Note shall be overdue) and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

               No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Base Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Corporation or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

               [The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.] [This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Base Indenture. Notes so issued are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.] As provided in the Base Indenture and subject to certain limitations herein and therein set forth, Notes of this series [so issued] are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

               All terms used in this Note that are defined in the Base Indenture or First Supplemental Indenture shall have the meanings assigned to them therein.

               THE BASE INDENTURE, THE FIRST SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.




                             TABLE OF CONTENTS

                                                                  Page

                                 ARTICLE I
                                DEFINITIONS  . . . . . . . . . . .   2

          SECTION 101    Definition of Terms . . . . . . . . . . .   2

                                 ARTICLE II
                 GENERAL TERMS AND CONDITIONS OF THE NOTES . . . .   6

          SECTION 201    Designation and Principal Amount  . . . .   6
          SECTION 202    Place of Payment; Security Register for
                         Notes . . . . . . . . . . . . . . . . . .   6
          SECTION 203    Global Note . . . . . . . . . . . . . . .   6
          SECTION 204    Interest  . . . . . . . . . . . . . . . .   7

                                ARTICLE III
                                 COVENANTS . . . . . . . . . . . .   8

          SECTION 301    Limitation on Liens on Stock or
                         Indebtedness of Principal Subsidiaries  .   8
          SECTION 302    Limitations on Funded Debt  . . . . . . .   9

                                 ARTICLE IV
                          REDEMPTION OF THE NOTES  . . . . . . . .  11

          SECTION 401    2000 Notes, 2001 Notes, 2002 Notes and
                         2007 Notes Not Redeemable . . . . . . . .  11
          SECTION 402    Redemption of 2017 Notes, 2027 Notes,
                         2037 Notes and 2097 Notes at the Option
                         of the Corporation  . . . . . . . . . . .  11
          SECTION 403    Redemption of 2037 Notes on May 1, 2004
                         at the Option of the Holders Thereof  . .  11
          SECTION 404    Advancement of Stated Maturity of the
                         2097 Notes at the Option of the
                         Corporation Upon the Occurrence of a Tax
                         Event . . . . . . . . . . . . . . . . . .  12
          SECTION 405    No Sinking Fund . . . . . . . . . . . . .  13

                                 ARTICLE V
                               FORMS OF NOTES  . . . . . . . . . .  13

          SECTION 501    Forms of Notes  . . . . . . . . . . . . .  13

                                 ARTICLE VI
                          ORIGINAL ISSUE OF NOTES  . . . . . . . .  13

          SECTION 601    Original Issue of Notes . . . . . . . . .  13

                                ARTICLE VII
                               MISCELLANEOUS . . . . . . . . . . .  13

          SECTION 701    Ratification of Base Indenture  . . . . .  13
          SECTION 702    Trustee Not Responsible for Recitals  . .  14
          SECTION 703    Governing Law . . . . . . . . . . . . . .  14
          SECTION 704    Separability  . . . . . . . . . . . . . .  14
          SECTION 705    Counterparts  . . . . . . . . . . . . . .  14